                                                                  (EXHIBIT 99.1)

                             [LOGO OF BLACKROCK]


CONTACTS:

Paul L. Audet:  (212) 409-3555
                invrel@blackrock.com

  BlackRock, Inc. Announces Record Full Year 1999 and Fourth Quarter Results
          With Year-end Assets Under Management at $164.5 Billion

New York, New York - January 13, 2000, BlackRock, Inc. (NYSE: BLK) today reported record net income for 1999 of $59.4 million, a 67% increase over the $35.6 million earned in 1998. Diluted earnings per share for 1999 were $1.04 as compared to $.66 for 1998. Adjusted operating revenues for 1999 were $377.8 million, a 36% increase over the $278.3 million generated in 1998. Total revenues for 1999 and 1998 were $381.0 million and $339.5 million, respectively. BlackRock Asset Investors (BAI), which was liquidated in the third quarter of 1999, generated $61.2 million in revenue for 1998.

Net income for the fourth quarter of 1999 was $17.2 million, a 33% increase over the $13 million reported for the fourth quarter of 1998. Diluted earnings per share for the fourth quarter of 1999 were $.27 as compared to $.24 for 1998. Operating revenues for the fourth quarter of 1999 were $100.8 million, an 18% increase over the $85.3 million of adjusted operating revenues for the fourth quarter of 1998. Total revenues for the fourth quarter of 1998 were $129.7 million, which included $44.4 million from BAI.

"I am delighted with BlackRock's performance during the fourth quarter and for 1999 as a whole," commented Laurence D. Fink, Chairman and Chief Executive Officer. "We continued to achieve strong investment performance and have attracted substantial assets from new and existing clients across our products. In particular, we had a spectacular year in fixed income, where we raised more than $23 billion in net new business. Liquidity assets grew by more than $6.5 billion in the fourth quarter alone, although we assume that much of those assets represent temporary deployment of Y2K cash balances. Building our equity business continues to be a key priority, and I am pleased with the progress of integrating our new European equity team, with whom we have already raised $2 billion. Overall, we are proud of our accomplishments and eager to continue pursuing our strategies for the future."

Fourth Quarter Highlights

 . Assets under management rose to a record $164.5 billion, an 11% increase from the $148.1 billion reported at September 30, 1999 and a 26.0% increase from the $130.6 billion reported at December 31, 1998.

 . BlackRock continued to generate strong new business with net subscriptions for the fourth quarter and full year 1999 of $14.8 billion and $32.7 billion, respectively.

 . Mutual fund advisory fees were $53.4 million, a 12.7% increase over the $47.4 million earned in 1998.

 . Separate account advisory fees were $43.6 million, a 31.0% increase from the $33.3 million earned in 1998.

 . Adjusted operating income was $30.2 million, a 45.6% increase over the $20.7 million earned in the fourth quarter of 1998. Adjusted operating income reflects the exclusion of BAI results for 1998 and closed-end fund offering costs for 1999 and 1998.

 . BlackRock's adjusted operating margin, after deducting fund administration and servicing costs paid to PNC affiliates from adjusted operating revenues, was 36.7% as compared to 30.6% for the fourth quarter of 1998.

Revenue growth for 1999, excluding BAI, was strong across all product categories, particularly separate accounts which rose 52.0% from $101.4 million in 1998 to $154.0 million for 1999. Separate account revenue growth was primarily attributable to $23.3 billion in new fixed income business, a full year of advisory fees from Magnetite (CBO fund launched in December, 1998), and strong investment performance on Obsidian, a family of fixed income hedge funds. Separate account revenues were also modestly impacted by $7.1 billion in new liquidity business associated with PFPC Worldwide security lending assets.
Other income, which largely reflects BlackRock's risk management activities, increased 33.5% from $14.4 million in 1998 to $19.3 for 1999. Operating income for the year ended December 31, 1999 of $110.9 million reflected a $31.5 million or 39.8% increase from the $79.4 million earned in 1998.

About BlackRock BlackRock is one of the largest publicly traded investment management firms in the United States with $164.5 billion of assets under management as of December 31, 1999. BlackRock manages assets on behalf of more than 3,000 institutions and 150,000 individuals through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the Company's flagship fund families, BlackRock Funds and Provident Institutional Funds. In addition, risk management and advisory services are provided to a growing number of large institutional fixed income investors. BlackRock is a majority-owned subsidiary of PNC Bank Corp. (NYSE:
PNC).  Visit BlackRock on the World Wide Web at www.blackrock.com.
                                                -----------------

PNC Bank Corp. (NYSE: PNC), headquartered in Pittsburgh, is one of the largest diversified financial services organizations in the United States. Its major businesses include PNC Regional Bank, PNC Advisors, BlackRock, PFPC Worldwide, PNC Institutional Bank, PNC Secured Finance and PNC Mortgage. Visit PNC Bank on the World Wide Web at www.pncbank.com.
                      ---------------

This press release contains forward-looking statements with respect to financial performance and other financial and business matters within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "intend," "estimate," "may increase," "may fluctuate," and variations of such words and similar expressions, or future or conditional verbs such as "will," "should," "would," and "could". The Company cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, all of which change over time, and the Company assumes no duty to update forward-looking statements. Actual results could differ materially from those anticipated in these forward-looking statements. In addition to factors previously disclosed by the Company, the factors underlying these forward-looking statements include, but are not limited to, the performance of financial markets, the investment performance of BlackRock's sponsored investment products and separately managed accounts, government regulations including tax law changes, competitive conditions, future acquisitions, the impact, extent and timing of technological changes, and general economic conditions including changes in market interest rates.

                                BlackRock, Inc.
                             Financial Highlights
                   (amounts in thousands, except share data)
                                  (unaudited)


Three Months Ended December 31,
                                           1999           1998         % Change
                                        ----------      ---------     ----------
Adjusted Operating Revenue (a)            $100,782        $85,257          18.2%
Adjusted Operating Expense (a)              70,612         64,540           9.4
Adjusted Operating Income                   30,170         20,717          45.6
Net effect of adjustments                     (511)         6,107        (108.4)
Reported Operating Income                   29,659         26,824          10.6
Net Income                                  17,209         12,976          32.6
Diluted earnings per share                    0.27           0.24          12.5
Diluted cash earnings per share (b)           0.31           0.28          10.7
Average Diluted Shares Outstanding      64,185,316     54,982,635          16.7
EBITDA (c)                                  35,299         30,753          14.8
Operating Margin (d)                          36.7%          30.6%


Year Ended December 31,
                                           1999           1998         % Change
                                        ----------      ---------     ----------
adjusted Operating Revenue (e)            $377,821       $278,283          35.8%
Adjusted Operating Expense (e)             267,676        211,062          26.8
Adjusted Operating Income                  110,145         67,221          63.9
Net effect of adjustments                      798         12,141         (93.4)
Reported Operating Income                  110,943         79,362          39.8
Net Income                                  59,417         35,615          66.8
Diluted earnings per share                    1.04           0.66          57.6
Diluted cash earnings per share (b)           1.21           0.84          44.0
Average Diluted Shares Outstanding      57,268,912     53,682,204           6.7
EBITDA (c)                                 132,541         94,209          40.7
Operating Margin (d)                          36.2%          29.8%


(a) Excludes revenue of $0 and $44,401 and expense of $511 and $38,294 for the fourth quarters of 1999 and 1998, respectively. Amounts include revenue and and incentive compensation expense for 1998 associated with BlackRock Asset Investors (BAI) which was liquidated in the third quarter of 1999 and closed-end fund offering costs for 1999 and 1998.
(b) Net income plus goodwill amortization for the period divided by weighted average shares outstanding.
(c) Earnings before interest, taxes, depreciation and amortization.
(d) Adjusted operating income divided by adjusted operating revenue less fund administration and servicing costs - affiliates.
(e) Excludes revenue of $3,160 and $61,199 and expense of $2,362 and $49,058 for 1999 and 1998, respectively. Amounts for 1999 and 1998 include revenue and incentive compensation expense associated with BlackRock Asset Investors
    (BAI) which was liquidated in the third quarter of 1999 and other adjustments including closed-end fund offering costs.

                                BlackRock, Inc.
           Condensed Consolidated Statements of Financial Condition
                         (Dollar amounts in thousands)
                                  (unaudited)

                                                           December 31,         December 31,
                                                               1999                 1998
                                                               ----                 ----
Assets
Cash and cash equivalents                                         $157,129             $113,450
Accounts Receivable                                                 65,837              106,656
Investments                                                          2,255                2,515
Property and equipment, net                                         22,677               12,252
Goodwill                                                           194,258              203,910
Other assets                                                         5,426                2,001
                                                        -------------------   ------------------
Total assets                                                      $447,582             $440,784
                                                        ===================   ==================

Liabilities and stockholders' equity
Note and loan to affiliates                                         28,200              197,000
Accrued compensation                                                90,350              110,329
Accounts payable and accrued liabilities                            44,656               25,280
Other liabilities                                                    3,850                1,984
                                                        -------------------   ------------------
Total liabilities                                                  167,056              334,593

Stockholders' equity                                               280,526              106,191
                                                        -------------------   ------------------
Total liabilities and stockholders' equity                        $447,582             $440,784
                                                        ===================   ==================

                                BlackRock, Inc.
                  Condensed Consolidated Statements of Income
               (Dollar amounts in thousands, except share data)
                                  (unaudited)

                                                            Three Months Ended                             Year Ended
                                                            ------------------                             ----------
                                               Dec. 31, 1999   Dec. 31, 1998   % Change   Dec. 31, 1999   Dec. 31, 1998   % Change
                                               -------------   -------------   --------   -------------   -------------  ---------
Revenue
Investment advisory and administration fees
Mutual funds                                     $    53,427     $    47,412       12.7%    $   214,728     $   162,487       32.2%
Separate accounts                                     43,569          33,256       31.0%        154,046         101,352       52.0%
BAI                                                        -          44,401         NM          (7,072)         61,199         NM
Other income                                           3,786           4,589      (17.5%)        19,279          14,444       33.5%
                                               -----------------------------              -----------------------------
Total revenues                                       100,782         129,658      (22.3%)       380,981         339,482       12.2%
                                               -----------------------------              -----------------------------

Expenses
Employee compensation and benefits                    36,890          32,445       13.7%        138,025         109,741       25.8%
BAI incentive compensation                                 -          34,042         NM          (5,387)         44,806         NM
Fund administration and servicing costs -
  affiliates                                          18,608          17,602        5.7%         78,666          52,972       48.5%
General and administration                            12,701          12,080        5.1%         48,570          38,696       25.8%
Amortization of goodwill                               2,413           2,413        0.0%          9,653           9,653        0.0%
Closed end fund offering costs                           511           4,252         NM             511           4,252         NM
                                               -----------------------------              -----------------------------
Total Expenses                                        71,123         102,834      (30.8%)       270,038         260,120        3.8%
                                               -----------------------------              -----------------------------

Operating Income                                      29,659          26,824       10.6%        110,943          79,362       39.8%

Non-operating income (expense)
Interest and dividend income                           1,233             513      140.4%          3,445           1,995       72.7%
Interest expense - affiliates                           (700)         (2,558)     (72.6%)       (10,938)        (13,347)     (18.0%)
                                               -----------------------------              -----------------------------
                                                         533          (2,045)     126.1%         (7,493)        (11,352)      34.0%

Income before income taxes                            30,192          24,779       21.8%        103,450          68,010       52.1%
Income Taxes                                          12,983          11,803       10.0%         44,033          32,395       35.9%
                                               -----------------------------              -----------------------------
Net Income                                       $    17,209     $    12,976       32.6%    $    59,417     $    35,615       66.8%
                                               =============================              =============================

Earnings per share
Basic                                            $      0.27     $      0.24       12.5%    $      1.04     $      0.67       55.2%
Diluted                                          $      0.27     $      0.24       12.5%    $      1.04     $      0.66       57.6%
Weighted average shares outstanding
Basic                                             63,864,382      54,807,482                 57,057,014      53,507,051
Diluted                                           64,185,316      54,982,635                 57,268,912      53,682,204

NM - Not Meaningful

                                            BlackRock, Inc.
                            Condensed Consolidated Statements of Cash Flows
                                     (Dollar amounts in thousands)
                                              (unaudited)

                                                                                        Year ended December 31,
                                                                                        ----------------------
                                                                                1999             1998            1997
                                                                                ----             ----            ----
Cash flows from operating activities
Net income                                                                     $ 59,417         $ 35,615         $22,086
Adjustments to reconcile net income to net cash provided from (used in)
   operating activities:
     Depreciation and amortization                                               18,153           12,852          12,151
     Discount on issuance of restricted stock                                        99            1,737               -
     Changes in operating assets and liabilities:
        Decrease (increase) in accounts receivable                               42,484          (70,364)         (7,484)
        Decrease (increase) in receivable from affiliate                         (1,665)           1,422            (325)
        Decrease (increase) in other assets                                      (3,425)             192            (358)
        Increase (decrease) in accrued compensation                             (19,979)          61,597          16,723
        Increase in accounts payable and accrued liabilities                     19,848           11,126           6,516
        (Decrease) in accrued interest payable to affiliates                       (471)            (483)           (536)
        Increase (decrease) in other liabilities                                  1,866               41          (1,578)
                                                                       --------------------------------------------------
Cash provided from operating activities                                         116,327           53,735          47,195

Cash flows from investing activities
Purchase of property and equipment                                              (18,926)          (8,414)         (2,165)
(Purchase) / sale of investments                                                     29            3,400            (790)
                                                                       --------------------------------------------------
Cash used by investing activities                                               (18,897)          (5,014)         (2,955)

Cash flows from financing activities
Net repayment of note and loan payable to affiliates                           (168,800)         (28,232)        (30,627)
Issuance of class A common stock                                                114,849                -               -
Issuance of restricted stock                                                          -           34,214               -
Capital contribution from PNC                                                         -            2,063               -
Purchase of treasury stock                                                         (550)            (200)              -
Reissuance of treasury stock                                                        750                -               -
Forgiveness of intercompany allocations                                               -               99               -
Dividend of intercompany allocations                                                  -                -          (9,795)
Dividends to PNC                                                                      -          (12,300)              -
                                                                       --------------------------------------------------
Cash used in financing activities                                               (53,751)          (4,356)        (40,422)

Net increase in cash and cash equivalents                                        43,679           44,365           3,818
Cash and cash equivalents, beginning of period                                  113,450           69,085          65,267
                                                                       --------------------------------------------------
Cash and cash equivalents, end of period                                       $157,129         $113,450         $69,085
                                                                       ==================================================

                                BlackRock, Inc.
                          Quarterly Operating Results
                            (amounts in thousands)
                                  (unaudited)

                                    Full Year '99    12/31/99      09/30/99      06/30/99     03/31/99    Full Year '98   12/31/98
                                    -------------    --------      --------      --------     --------    -------------   --------
Adjusted Revenue:
Mutual fund advisory and
 administration fees                   $204,496      $ 53,427       $51,433      $51,123       $48,513      $162,487       $47,412
Separate account advisory fees          154,046        43,569        39,141       35,968        35,368       101,352        33,256
Other income                             19,279         3,786         4,319        5,742         5,432        14,444         4,589
                                   -----------------------------------------------------------------------------------------------
Adjusted operating revenue              377,821       100,782        94,893       92,833        89,313       278,283        85,257

Adjusted Expense:
Compensation and benefits               136,244        36,890        33,391       32,732        33,231       109,741        32,445
Fund administration and servicing
 costs - affiliates                      73,209        18,608        18,266       18,359        17,976        52,972        17,602
General and administration               48,570        12,701        12,035       11,908        11,926        38,696        12,080
Amortization of goodwill                  9,653         2,413         2,413        2,413         2,413         9,653         2,413
                                   -----------------------------------------------------------------------------------------------
Adjusted operating expense              267,676        70,612        66,105       65,412        65,546       211,062        64,540

Adjusted operating income               110,145        30,170        28,788       27,421        23,767        67,221        20,717
Net effect of adjustments (a)               798          (511)        1,870         (499)          (62)       12,141         6,107
                                   -----------------------------------------------------------------------------------------------
Reported operating income               110,943        29,659        30,658       26,922        23,705        79,362        26,824

Interest and dividend income              3,445         1,233           918          675           619         1,995           513
Interest expense - affiliates           (10,938)         (700)       (3,116)      (3,451)       (3,671)      (13,347)       (2,558)
                                   -----------------------------------------------------------------------------------------------
Non-operating income/(expense)           (7,493)          533        (2,198)      (2,776)       (3,052)      (11,352)       (2,045)

Income before income taxes              103,450        30,192        28,460       24,146        20,653        68,010        24,779
Income Taxes                             44,033        12,983        12,237       10,379         8,434        32,395        11,803
                                  ------------------------------------------------------------------------------------------------
Net Income                             $ 59,417      $ 17,209       $16,223      $13,767       $12,219      $ 35,615       $12,976
                                  ================================================================================================


Operating Margin                           36.2%         36.7%         37.6%        36.8%         33.3%         29.8%         30.6%


(a) Primarily reflects the operating income effect of BAI and closed-end fund offering costs.

                                BlackRock, Inc.
                            Assets Under Management
                             (amounts in millions)
                                  (unaudited)

                                                              Year ended
                                                             December 31,
                                             --------------------------------------------
                                                1999             1998             1997
                                             ----------       -----------     -----------
   Separate Accounts
     Fixed income*                             $ 75,206          $ 52,869        $ 39,261
     Liquidity                                   20,934            13,826          10,019
     Equity                                       3,080             2,417           1,763
                                             ----------       -----------     -----------
     Subtotal                                    99,220            69,112          51,043
                                             ----------       -----------     -----------
   Mutual Funds
     Fixed income                                13,318            13,888          13,714
     Liquidity                                   36,587            35,555          29,827
     Equity                                      15,392            12,087          10,829
                                             ----------       -----------     -----------
     Subtotal                                    65,297            61,530          54,370
                                             ----------       -----------     -----------
   Total                                       $164,517          $130,642        $105,413
                                             ==========       ===========     ===========

* includes alternative investment products.

                                                              Year ended
                                                              December 31,
                                             --------------------------------------------
                                                1999             1998             1997
                                             ----------       -----------     -----------
Separate Accounts
 Beginning assets under management             $ 69,112          $ 51,043        $ 37,592
 Net subscriptions                               30,183            15,166          11,301
 Market appreciation (depreciation)                 (75)            2,903           2,150
                                             ----------       -----------     -----------
 Ending assets under management                  99,220            69,112          51,043
                                             ----------       -----------     -----------
Mutual Funds
 Beginning assets under management               61,530            54,370          45,122
 Net subscriptions                                2,524             5,674           7,221
 Market appreciation                              1,243             1,486           2,027
                                             ----------       -----------     -----------
 Ending assets under management                  65,297            61,530          54,370
                                             ----------       -----------     -----------

Total                                          $164,517          $130,642        $105,413
                                             ==========       ===========     ===========

 Net subscriptions                             $ 32,707          $ 20,840        $ 18,522
 % of Change in AUM from net subscriptions         96.6%             82.6%           81.6%

                                BlackRock, Inc.
                            Assets Under Management
                               Separate Accounts
                             (amounts in millions)
                                  (unaudited)

                                                                                     Year ended
                                                                                     December 31,
                                                                        ---------------------------------------
                                                                           1999           1998           1997
                                                                        ---------      ---------     ----------
Separate Accounts
Fixed Income
Beginning assets under management                                         $52,869        $39,261        $28,958
Net subscriptions                                                          23,317         10,928          8,313
Market appreciation (depreciation)                                           (980)         2,680          1,990
                                                                        ---------      ---------     ----------
Ending assets under management                                             75,206         52,869         39,261
                                                                        ---------      ---------     ----------
Liquidity
Beginning assets under management                                          13,826         10,019          7,430
Net subscriptions                                                           7,061          3,788          2,586
Market appreciation                                                            47             19              3
                                                                        ---------      ---------     ----------
Ending assets under management                                             20,934         13,826         10,019
                                                                        ---------      ---------     ----------
Equity
Beginning assets under management                                           2,417          1,763          1,204
Net subscriptions (redemptions)                                              (195)           450            402
Market appreciation                                                           858            204            157
                                                                        ---------      ---------     ----------
Ending assets under management                                              3,080          2,417          1,763
                                                                        ---------      ---------     ----------
Total Separate Accounts
Beginning assets under management                                          69,112         51,043         37,592
Net subscriptions                                                          30,183         15,166         11,301
Market appreciation (depreciation)                                            (75)         2,903          2,150
                                                                        ---------      ---------     ----------
Ending assets under management                                            $99,220        $69,112        $51,043
                                                                        =========      =========     ==========

                                BlackRock, Inc.
                            Assets Under Management
                                 Mutual Funds
                             (amounts in millions)
                                  (unaudited)

                                                                       Year ended
                                                                      December 31,
                                                          ------------------------------------
                                                             1999         1998         1997
                                                          ---------     --------     ---------
Mutual Funds
BlackRock Funds
Beginning assets under management                          $24,231       $22,129       $17,846
Net subscriptions                                            1,459           718         2,489
Market appreciation                                          1,649         1,384         1,794
                                                          --------      --------     ---------
Ending assets under management                              27,339        24,231        22,129
                                                          --------      --------     ---------
Closed End
Beginning assets under management                            7,756         8,114         7,881
Net redemptions                                                (10)         (460)            -
Market appreciation (depreciation)                            (406)          102           233
                                                          --------      --------     ---------
Ending assets under management                               7,340         7,756         8,114
                                                          --------      --------     ---------
PIF
Beginning assets under management                           25,368        20,278        16,230
Net subscriptions                                              186         5,090         4,048
Market appreciation                                              -             -             -
                                                          --------      --------     ---------
Ending assets under management                              25,554        25,368        20,278
                                                          --------      --------     ---------
Other
Beginning assets under management                            4,175         3,849         3,165
Net subscriptions                                              889           326           684
Market appreciation                                              -             -             -
                                                          --------      --------     ---------
Ending assets under management                               5,064         4,175         3,849
                                                          --------      --------     ---------
Total Mutual Funds
Beginning assets under management                           61,530        54,370        45,122
Net subscriptions                                            2,524         5,674         7,221
Market appreciation                                          1,243         1,486         2,027
                                                          --------      --------     ---------
Ending assets under management                             $65,297       $61,530       $54,370
                                                          ========      ========     =========

                                BlackRock, Inc.
                            Assets Under Management
                                Quarterly Trend
                             (amounts in millions)
                                  (unaudited)


                                                           Quarter ended                      Year ended
                                       ----------------------------------------------------
                                           March 31    June 30   September 30   December 31      1999
                                       ------------------------------------------------------------------

Separate Accounts
Fixed Income
Beginning assets under management            $52,869   $64,381        $68,286       $69,266     $52,869
Net subscriptions                             11,816     4,509            886         6,106      23,317
Market appreciation (depreciation)              (304)     (604)            94          (166)       (980)
                                       ----------------------------------------------------------------
Ending assets under management                64,381    68,286         69,266        75,206      75,206
                                       ----------------------------------------------------------------
Liquidity
Beginning assets under management             13,826    13,975         12,362        17,310      13,826
Net subscriptions (redemptions)                  152    (1,626)         4,933         3,602       7,061
Market appreciation (depreciation)                (3)       13             15            22          47
                                       ----------------------------------------------------------------
Ending assets under management                13,975    12,362         17,310        20,934      20,934
                                       ----------------------------------------------------------------
Equity
Beginning assets under management              2,417     2,121          2,353         2,454       2,417
Net subscriptions (redemptions)                 (344)       20             94            35        (195)
Market appreciation                               48       212              7           591         858
                                       ----------------------------------------------------------------
Ending assets under management                 2,121     2,353          2,454         3,080       3,080
                                       ----------------------------------------------------------------
Total Separate Accounts
Beginning assets under management             69,112    80,477         83,001        89,030      69,112
Net subscriptions                             11,624     2,903          5,913         9,743      30,183
Market appreciation (depreciation)              (259)     (379)           116           447         (75)
                                       ----------------------------------------------------------------
Ending assets under management               $80,477   $83,001        $89,030       $99,220     $99,220
                                       ================================================================



Mutual Funds
BlackRock Funds
Beginning assets under management            $24,231   $24,757        $25,255       $24,453     $24,231
Net subscriptions (redemptions)                  313      (257)          (172)        1,575       1,459
Market appreciation (depreciation)               213       755           (630)        1,310       1,648
                                       ----------------------------------------------------------------
Ending assets under management                24,757    25,255         24,453        27,338      27,338
                                       ----------------------------------------------------------------
Closed End
Beginning assets under management              7,756     7,668          7,509         7,580       7,756
Net subscriptions (redemptions)                    -        (1)           120          (129)        (10)
Market appreciation (depreciation)               (88)     (158)           (49)         (110)       (405)
                                       ----------------------------------------------------------------
Ending assets under management                 7,668     7,509          7,580         7,341       7,341
                                       ----------------------------------------------------------------
PIF
Beginning assets under management             25,368    22,978         21,580        22,390      25,368
Net subscriptions (redemptions)               (2,390)   (1,398)           810         3,165         187
Market appreciation                                -         -              -             -           -
                                       ----------------------------------------------------------------
Ending assets under management                22,978    21,580         22,390        25,555      25,555
                                       ----------------------------------------------------------------
Other
Beginning assets under management              4,175     4,346          4,460         4,653       4,175
Net subscriptions                                171       114            193           414         892
Market appreciation                                -         -              -             -           -
                                       ----------------------------------------------------------------
Ending assets under management                 4,346     4,460          4,653         5,067       5,067
                                       ----------------------------------------------------------------
Total Mutual Funds
Beginning assets under management             61,530    59,749         58,804        59,076      61,530
Net subscriptions (redemptions)               (1,906)   (1,542)           951         5,025       2,528
Market appreciation (depreciation)               125       597           (679)        1,200       1,243
                                       ----------------------------------------------------------------
Ending assets under management               $59,749   $58,804        $59,076       $65,301     $65,301
                                       ================================================================
